UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 1, 2004

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdication of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 1, 2004, Constellation Brands, Inc. (the "Company"), a Delaware corporation, issued a press release (the "release"), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibit is furnished as part of this Form 8-K.

No.   Description

99.1	Press Release of Constellation Brands, Inc. (the "Company"), dated November 1, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: November 1, 2004	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President
and Chief Financial Officer

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Press Release dated November 1, 2004.